SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is July 15, 2019.

MFS® New Discovery Value Fund

Effective immediately, the second paragraph following the table in the section entitled "Purchase and Sale of Fund Shares" under the main heading entitled "Summary of Key Information," the third paragraph under the main heading entitled "Description of Share Classes," and the fifth paragraph in the section entitled "How to Purchase Shares" under the main heading "How to Purchase, Redeem, and Exchange Shares" are restated in their entirety as follows:
In addition, as of the Closing Date, shares of the fund may be purchased by the following investors:
1)
Retirement plans other than traditional IRAs, SIMPLE IRAs, Roth IRAs, SEP plans, and SARSEP plans if the fund was offered or officially selected as an investment option by such plan (or any predecessor plan or other plan sponsored by the same employer) as of the Closing Date;

2)	Qualified tuition programs established under Section 529 of the Internal Revenue Code of 1986, as amended, if the fund was offered as an investment option by such program on the Closing Date;
3)
Accounts maintained by a financial intermediary on its books for which investment decisions are determined by the financial intermediary's home office discretionary model portfolios that are controlled by a centralized group responsible for creating such model portfolios and that included the fund as of the Closing Date (approved and recommended fund lists are not included within this exception); and

4)	Investors approved by the fund, the fund's investment adviser, and the fund's distributor.

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